Related Party Transactions	12 Months Ended
Dec. 31, 2025
Related Party Transactions
Related Party Transactions

Note 10: Related Party Transactions

The Company has signed a consulting agreement with a related party, Deep Isolation Nuclear, Inc., a company co-founded by Deep Fission’s co-founder and Chief Executive Officer, to develop generic technical and regulatory guidance for management of the Company. Deep Fission’s Chief Executive Officer currently serves as a member of the board of directors of Deep Isolation Nuclear, Inc. The Company has paid certain administrative expenses totaling $12,500 and $0 during the years ended December 31, 2025 and 2024, respectively.

During 2023, the Company received $10,000 in exchange for a loan payable to a related party that was due on demand and carried interest of 6% per annum. The loan was repaid in full, with interest, during the year ended December 31, 2024.